  Exhibit 4.4

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report for Digatrade Financial Corp on Form 20-F for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report), the undersigned, Brad J. Moynes, Chief Executive Officer do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that to the best of our knowledge:

(1)
The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the Financial condition and results of operations of the Company.

By:

/s/ Brad J. Moynes
Brad J. Moynes
Chief Executive Officer
April 26, 2021

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report for Digatrade Financial Corp on Form 20-F for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report), the undersigned, Brad J. Moynes, Chief Financial Officer do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that to the best of our knowledge:

(1)
The Report fully complies with the requirements of section 13(a) of the Securities
  Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the
  Financial condition and results of operations of the Company.

By:

/s/ Brad J. Moynes
Brad J. Moynes
Chief Financial Officer
April 26, 2021